UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 17, 2017

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On April 17, 2017, Laureate Education, Inc. (the “Company”) issued a press release to announce that it intends to offer, subject to market and other customary conditions, up to $800 million in aggregate principal amount of senior notes due 2025 (the “Notes”) in a private offering to eligible purchasers under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  The Company’s obligations under the Notes will be guaranteed by certain wholly-owned U.S. subsidiaries of the Company that are guarantors under the Company’s senior secured credit facilities.  The Company intends to use the net proceeds from the offering of the Notes, together with a portion of the net proceeds from its initial public offering and net proceeds from the refinancing of its existing senior secured credit facilities (other than certain of such senior notes that the holders of which have agreed to exchange for shares of Laureate’s Class A common stock), to (i) repay, redeem or repurchase certain of its outstanding 9.250% Senior Notes due 2019, (ii) repay the Company’s term loans under its senior secured credit facilities and/or (iii) repay the seller notes used to partially finance the acquisition of FMU Group, and pay certain related fees and expenses in connection with the offering.

The Notes and the related guarantees have not been registered under the Securities Act and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

 (d)              Exhibits.

Exhibit No.	Description

99.1	Press release dated April 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

	By:	/s/ Eilif Serck-Hanssen
Eilif Serck-Hanssen
President, Chief Administrative Officer
and Chief Financial Officer

Date: April 17, 2017

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